============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   APRIL 19, 2001
DATE OF EARLIEST EVENT REPORTED:    APRIL 6, 2001

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                         1-15442               13-3575653
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation or                                        Identification
        organization)              10 MELVILLE PARK ROAD           Number)
                                  MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (631) 847-3000

Item 5.   Other Events.
          ------------

          On April 18 and April 19, 2001 the Company issued the press releases filed as Exhibits 99.1 and 99.2 hereto, respectively.

          Effective April 6, 2001, the Board of Directors of General Semiconductor, Inc. (the "Company") adopted amendments to Article II,
Section 11 and Article IV, Section 7 of the Company's Amended and Restated By-Laws to revise and clarify the procedures for stockholder action by written consent.

          A copy of the Company's Amended and Restated By-Laws is filed as Exhibit 3.2 hereto and is incorporated herein by reference. The foregoing description of the Company's Amended and Restated By-Laws is qualified in its entirety by reference to such exhibit.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------




               Exhibit       Description
               -------       -----------

                3.2          Amended and Restated By-Laws of General
                             Semiconductor, Inc.

                99.1         Press Release issued April 18, 2001.

                99.2         Press Release issued April 19, 2001.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated: April 19, 2001


                                          GENERAL SEMICONDUCTOR, INC.


                                          By:  /s/ Robert J. Gange
                                             -----------------------------
                                             Robert J. Gange
                                             Senior Vice President and
                                             Chief Financial Officer

                               EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                3.2          Amended and Restated By-Laws of General
                             Semiconductor, Inc.

                99.1         Press Release issued April 18, 2001.

                99.2         Press Release issued April 19, 2001.